                                                                    Exhibit g(2)

July 2, 2001



Board of Trustees
Deutsche Asset Management VIT Funds
One South Street
Baltimore, Maryland 21202

Re:  Delegation of Responsibilities as a Foreign Custody Manager under
     Rule 17f-5 and Assumption by Delegate of Certain Responsibilities under
     -----------------------------------------------------------------------
     Rule 17f-7
     ----------

Dear Board Members:

     Deutsche Asset Management VIT Funds (the "Fund") and Bankers Trust Company, a New York banking corporation (the "Delegate"), have previously entered into a Custodian Agreement dated July 1, 1996, (the "Custodian Agreement"), pursuant to which the Delegate provides custody and related services to the Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein. The Securities and Exchange Commission recently amended Rule 17f-5 and adopted Rule 17f-7, each under the Investment Company Act of 1940, as amended (the "1940 Act"), concerning arrangements for foreign subcustodians and depositories, respectively. Pursuant to the provisions of Rule 17f-5(b), and subject to the terms and conditions set forth herein, you (the "Board") on behalf of the Fund hereby delegate and the Delegate hereby agrees to accept and assume certain responsibilities described herein concerning custody of (1) the Fund's investments for which the primary market is outside of the United States and (2) such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments (such investments and cash shall hereinafter be referred to collectively as "Assets"). In addition, pursuant to the provisions of Rule 17f-7(a)(1), the Delegate assumes, subject to the terms and conditions set forth herein, certain analysis and monitoring functions related to foreign depositories.

     All references hereunder to the 1940 Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time. If any provision in this Agreement is or may be interpreted to be inconsistent with any provision in the Custodian Agreement, the provision in this Agreement will prevail.

     1.   Representations of the Parties

     The Delegate represents and warrants that it is a US Bank within the meaning of Rule 17f-5(a)(7) under the 1940 Act and has the power and authority to execute, deliver and perform this Agreement.

     The Fund represents and warrants that the Board has determined that it is reasonable to rely on the Delegate to perform the responsibilities delegated by this Agreement and has duly authorized the execution and delivery of this Agreement on behalf of the Fund.

     2.   Jurisdictions Covered

     The authority delegated by this Agreement subject to the provisions of the last paragraph of this Section 2 applies with respect to Assets held in the jurisdictions covered by the Delegate's subcustodial network and approved by the Fund or authorized for investment by the Fund's officers or investment advisor. A listing of the Delegate's subcustodial network as of the date hereof is attached hereto as Annex A. Jurisdictions in the Delegate's network may be added and the subcustodial network may be modified from time to time by notice ("flash notice") from the Delegate to the Fund. Flash notices may be sent by the Delegate to the Fund by e-mail, over the internet or by other similar electronic means to the Fund's address set forth in Section 11 or otherwise furnished by the Fund to the Delegate. The Delegate's responsibility and authority with respect to jurisdictions so added shall commence, subject to the provisions of the last paragraph of this Section 2, on the date of, or set forth in, the flash notice.

     Each of the Fund and the Delegate may withdraw its delegation or its acceptance of such delegation with respect to any jurisdiction upon written notice to the Delegate or the Fund, as the case may be. Such withdrawal shall be effective thirty (30) days after receipt of such notice by the party to which notice has been sent and thereafter the Delegate shall have no further responsibility or authority under this Agreement with respect to the jurisdiction or jurisdictions as to which authority or acceptance of delegation is so withdrawn.

     3.   Delegation of Authority to Act as Foreign Custody Manager

     (a) Subject to the provisions of this Agreement and the requirements of applicable law, including Rule 17f-5 under the 1940 Act, the Delegate is authorized to place and maintain Assets in the care of any Eligible Foreign Custodian or Custodians within the meaning of Rule 17f-5(a)(1) of the 1940 Act in each jurisdiction to which this Agreement applies and to enter into on behalf of the Fund such written contract or contracts governing the Fund's foreign custody arrangements with such Eligible Foreign Custodian or Custodians as the Delegate deems appropriate.

     (b)  In addition, subject to the requirements of the 1940 Act, including
Section 17(f) thereof, and any other applicable law or regulation, the Delegate is authorized to place and maintain Assets in the care of any person (a "Permissible Foreign Custodian") with which Assets may be placed and maintained outside of the United States under the 1940 Act other than pursuant to Rule 17f-5 thereunder or in accordance with an order of the Securities and Exchange Commission and to enter into on behalf of the Fund such written contract governing the Fund's foreign custody arrangements with such Permissible Foreign Custodian as the Delegate deems appropriate.

     (c) Written contracts governing the Fund's foreign custody arrangements must contain the provisions listed under Rule 17(f)(c)(2)(i) or, in lieu of such provisions, the contracts may contain other provisions, provided that the Delegate determines that such other provisions provide, in their entirety, the same or greater level of care and protection for the Assets as do the listed provisions in their entirety.

     (d) The authority granted in (a) and (b) of this paragraph 3 shall include, subject to the same limitations set forth therein, the authority to withdraw Assets from an Eligible Foreign Custodian or Permissible Foreign Custodian in any jurisdiction in which this Agreement applies and place and maintain the Assets so withdrawn in the care of another Eligible Foreign Custodian or Permissible Foreign Custodian in the same jurisdiction and to enter into appropriate written contracts governing the Fund's foreign custody arrangements with such Eligible Foreign Custodian or Permissible Foreign Custodian.

     4.   Monitoring of Eligible Foreign Custodians and Contracts

     In each case in which the Delegate has exercised the authority delegated under this Agreement under Section 3(a) to place Assets with an Eligible Foreign Custodian, the Delegate is authorized to, and shall on behalf of the Fund, establish and maintain throughout the term of this Agreement, a system reasonably designed to monitor the appropriateness of maintaining the Fund's Assets with such Eligible Foreign Custodian and the contract with such Eligible Foreign Custodian. If an arrangement with an Eligible Foreign Custodian no longer meets the requirements of Rule 17f-5(c), the Delegate will withdraw the Assets from such entity as soon as reasonably practicable and deposit such Assets with another Eligible Foreign Custodian in the same jurisdiction, if available, under arrangements which satisfy the requirements of Rule 17f-5(c).

     5.   Guidelines and Procedures for the Exercise of Delegated Authority

     (a) In exercising its delegated authority under this Agreement, the Delegate may assume, for all purposes, that the Board (or the Fund's investment advisor pursuant to authority delegated by the Board) has considered and, pursuant to its fiduciary duties to the Fund and its shareholders, determined to accept such country risk as is incurred by placing and maintaining Assets in the jurisdictions to which this Agreement applies. The Delegate will accept instructions from such party or parties as may be authorized pursuant to the provisions of the Custodian Agreement to settle transactions with respect to and hold such Assets in the jurisdictions set forth in such instructions in reliance on the foregoing assumption. In exercising its delegated authority under this Agreement, the Delegate may also assume that the Board (or the Fund's investment advisor pursuant to authority delegated by the Board) has, and will continue to monitor such country risk to the extent that the Board deems necessary or appropriate. Nothing in this Agreement shall require the Delegate to make any selection or to engage in any monitoring on behalf of the Fund that would entail the consideration of country risk, except as expressly hereinafter provided in
Section 6 with respect to securities depositories. For purposes of this Section 5(a), country risk means all factors reasonably related to the systemic risk of holding assets in a particular country, including, without limitation, such country's financial infrastructure

(including any securities depositories operating in such country); prevailing custody and settlement practices; and laws and regulations applicable to the safekeeping and recovery of assets held in custody, provided, Delegate may
                                                    ------------------
furnish information to the Fund bearing on some or all of the foregoing risks.

     (b) In exercising the authority delegated under this Agreement to place Assets with an Eligible Foreign Custodian, the Delegate shall determine that Assets will be held by such Eligible Foreign Custodian subject to reasonable care based on the standards applicable to custodians in the market in which the Assets will be held after considering all factors relevant to the safekeeping of such Assets, including, without limitation, those set forth in Rule 17f-5(c)(1) of the 1940 Act.

     (c) In exercising the authority delegated under this Agreement to enter into written contracts governing the Fund's foreign custody arrangements with an Eligible Foreign Custodian, the Delegate shall determine that such contracts (or, in the case of a securities depository other than a compulsory securities depository, such contract, the rules or established practices and procedures of such depository, or any combination of the foregoing) provide reasonable care for Assets based on the standards applicable to Custodians in the market where Assets will be held. In making this determination, the Delegate shall consider the provisions of Rule 17f-5(c)(2) of the 1940 Act.

     6.   Securities Depositories

     (a) The Delegate shall, for evaluation by the Fund or its advisor, provide an analysis of the custody risks, including country risks (as defined in Section 5(a) of this Agreement) related thereto, associated with maintaining the Fund's Assets with each Eligible Securities Depository (as defined in Rule 17f-7, which term shall for the purposes of this Section 6 include any other securities depository for which the SEC by exemptive order has permitted registered investment companies to maintain their assets) utilized directly or indirectly by the Delegate as of the date hereof (or, in the case of an Eligible Securities Depository not so utilized as of the date hereof, prior to the initial placement of the Fund's Assets at such Depository) and at which any Assets of the Fund are held or are expected to be held. The Delegate shall monitor the custody risks, including country risks (as defined in Section 5(a) of this Agreement) related thereto, associated with maintaining the Fund's Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify the Fund or its advisor of any material changes in such risks.

     (b) Based on the information available to it in the exercise of diligence, the Delegate shall determine the eligibility under Rule 17f-7 of each securities depository before maintaining the Fund's Assets therewith and shall promptly advise the Fund or its advisor if any Eligible Securities Depository ceases to be so eligible. A list of Eligible Securities Depositories used by the Delegate directly or indirectly as of the date hereof is listed in Annex A attached hereto. From time to time, Eligible Securities Depositories may, subject to Rule 17f-7(a)(11)(A), be added to the list by flash notice or other means of communication.

     7.   Standard of Care

     In exercising the authority delegated under this Agreement and in fulfilling its responsibilities under Section 6, the Delegate will exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Assets would exercise but subject to the provisions of this Agreement, including, without limitation, paragraph 5(a) above.

     8.   Notification of Custodial Placement

     The Delegate agrees to provide written reports notifying the Board of the placement of Assets with a particular Eligible Foreign Custodian or Permissible Foreign Custodian and of any material change in the Fund's foreign custody arrangements. Such reports shall be provided to the Board no less than annually, and at such other times as the Board may request.

     9.   Fees and Expenses

     The Delegate shall charge fees and be reimbursed for expenses for performing its functions under this Agreement as may be agreed between the parties hereto.

     10.  Effectiveness and Termination

     This Agreement shall become effective as of the date set forth above upon the execution and delivery of this Agreement or a counterpart thereof by each party thereto to the other party. This Agreement may be terminated at any time, without penalty, by either party hereto, by written notice from the terminating party to the non-terminating party. Such termination shall become effective 30 days after receipt by the non-terminating party of such notice. This Agreement shall also terminate upon the effectiveness of termination of the employment of the Delegate as custodian of Assets.

     11.  Notices

     Except as otherwise provided in Sections 2 and 6, all communications and notices between the parties hereto in connection herewith (a) shall be in writing, hand delivered or sent by telex, telegram, cable, facsimile, internet or other means of electronic communication agreed upon by the parties hereto addressed as follows:

     If to the Fund, to:
                         Deutsche Asset Management VIT Funds
                         One South Street, Mailstop BAL01-1806
                         Baltimore, Maryland 21202
                         Attention: Daniel O. Hirsch, Assistant Secretary
                         Phone: (410) 895-3776
                         Fax:   (410) 895-4949

     If to the Delegate, to:

                           Bankers Trust Company
                           100 Plaza One
                           Mail Stop: JCY03-0509
                           Jersey City, NJ 07311
                           Attention: Richard J. Fogarty
                           Phone: (201) 860-2265
                           Fax:   (201) 860-2733

or in either case to such other address as shall have been furnished to the receiving party pursuant to the provisions hereof and (b) shall be deemed effective when received, or, in the case of a telex, when sent to the proper number and acknowledged by a proper answerback.

     12.  Governing Law and Successors and Assigns

     This Agreement shall be construed in accordance with the laws of the State of New York and shall not be assignable by either party but shall bind the successors in interest of the Board and the Delegate. Any suit, action or proceeding arising out of this Agreement may be instituted in any State or Federal court sitting in the City of New York, State of New York, United States of America, and the Fund irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding was brought in an inconvenient forum. Each party hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified air mail, postage prepaid, to the other party at its address set forth in Section 10 above or in any other manner permitted by law.

     13.  Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.  Miscellaneous.

     (a) If any provision of this Agreement is held or made invalid by a court or regulatory agency decision, statute, rule or otherwise, the remainder of the Agreement will continue to be valid and enforceable.

     (b) If any provisions of this Agreement shall be deemed to contradict any provisions of the Custodian Agreement, the provisions of this Agreement shall govern with respect to the rights and obligations covered hereby.

     (c) The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions of the Agreement or otherwise affect their meaning or interpretation.

     If the foregoing correctly sets forth our understanding, please execute in the space provided below and return to the undersigned the enclosed copy of this Agreement.

                                               Very truly yours,

                                               BANKERS TRUST COMPANY



                                               By:    /s/ Richard Fogerty
                                                      -----------------------
                                               Title: Vice President
                                                      ------------------------

AGREED AS SET FORTH ABOVE

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

By:    /s/ Daniel O. Hirsch
       -----------------------
Title: Secretary
       ------------------------

                                     ANNEX A
                                     -------

                              SUBCUSTODIAL NETWORK
                              --------------------

----------------------------------------------------------------------------------------------------
  JURISDICTION        NAME OF SUBCUSTODIAN                     NAME OF DEPOSITORY
  ------------        --------------------                     ------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Argentina       Citibank, N.A., Argentina               Caja de Valores, S.A.
----------------------------------------------------------------------------------------------------
                Deutsche Bank S.A., Argentina           Caja de Valores, S.A.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Australia       National Australia Bank Limited,        (1) Austraclear Limited
                Melbourne                               (2) The Clearing House Electronic
                                                        Sub-Register System
                                                        (3) The Reserve Bank Information and
                                                        Transfer System

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Austria         Bank Austria, Vienna                    Wertpapiersarmmelbank bei der
                                                        Oesterreichische Kontrollbank AG
----------------------------------------------------------------------------------------------------
                Deutsche Bank AG, Vienna                Wertpapiersarmmelbank bei der
                                                        Oesterreichische Kontrollbank AG
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Bangladesh      Standard Chartered Bank, Dhaka          None
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Belgium         Fortis Bank, Brussels                   (1) Caisse Interprofessionnelle de Depots
                                                        et de Virements de Titres S.A.
                                                        (2) Banque Nationale de Belgique
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Botswana        Barclays Bank of Botswana Limited,
                Gaborone                                None


----------------------------------------------------------------------------------------------------
Brazil          Citibank, N.A., Sao Paolo               (1) Companhia Brasileira de Liquidacaoe
                                                        Custodia
                                                        (2) Sistema Especial de Liquidacaoe
                                                        Custodia
----------------------------------------------------------------------------------------------------
                Deutsche Bank S.A. - Banco Alemao,
                Sao Paolo                               (1) Companhia Brasileira de Liquidacao e
                                                        Custodia
                                                        (2) Sistema Especial de Liquidacae
                                                        Custodia
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Canada          The Royal Bank of Canada, Toronto       The Canadian Depository for Securities
                                                        Limited
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Chile                     Citibank, N.A., Santiago                    Deposito Central de Valores S.A.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
People's Republic of      Deutsche Bank AG, Hong Kong                 The Shanghai Securities Central Clearing
China-Shanghai                                                        and Registration Corporation
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
People's Republic of      Deutsche Bank AG, Hong Kong                 The Shenzhen Securities Central Clearing
China-Shenzhen                                                        Co., Ltd.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Colombia                  Cititrust Colombia, S.A., Bogota            (1) Deposito Central de Valores
                                                                      (2) Deposito Centralizado de Valores
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Czech Republic            Ceskoslovenska Obchodni Banka, A.S.,        (1) Stredisko Cennych Papiru
                          Prague                                      (2) The Czech National Bank
------------------------------------------------------------------------------------------------------------------
                          Deutsche Bank AG, Prague                    (1) Stredisko Cennych Papiru
                                                                      (2) The Czech National Bank
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Denmark                   Den Danske Bank, Copenhagen                 Vaerdipapircentralen - The Danish
                                                                      Securities Center
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Ecuador                   Citibank, N.A., Quito                       None
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Egypt                     Citibank, N.A., Cairo                       The Misr Company for Clearing, Settlement
                                                                      and Central Depository
------------------------------------------------------------------------------------------------------------------
                          The National Bank of Egypt, Cairo           The Misr Company for Clearing, Settlement
                                                                      and Central Depository
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Finland                   Merita Bank Plc, Helsinki                   The Finnish Central Securities Depository
                                                                      Ltd.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
France                    BNP Paribas, Paris                          Societe Interprofessionnelle pour la
                                                                      Compensation des Valeurs Mobilieres
------------------------------------------------------------------------------------------------------------------
                          Deutsche Bank AG, Paris                     Societe Interprofessionnelle pour la
                                                                      Compensation des Valeurs Mobilieres
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Germany                   Deutsche Bank AG, Frankfurt                 Clearstream Banking AG
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Ghana                     Barclays Bank of Ghana Limited, Accra       None
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Greece           The National Bank of Greece S.A., Athens    The Central Securities Depository (C.S.D.)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Hong Kong        Deutsche Bank AG, Hong Kong                 (1) Central Clearing and Settlement System
                                                             (2) The Central Money Markets Unit
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Hungary          Bank Austria Creditanstalt                  KELER - The Central Depository and
                                                             Clearing House (Budapest) Ltd.
---------------------------------------------------------------------------------------------------------
                 Citibank, Budapest Rt., Budapest            KELER - The Central Depository and
                                                             Clearing House (Budapest) Ltd.
---------------------------------------------------------------------------------------------------------
                 Deutsche Bank Rt., Budapest                 KELER - The Central Depository and
                                                             Clearing House (Budapest) Ltd.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
India            Deutsche Bank AG, Mumbai                    The National Securities Depository Limited
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Indonesia        Deutsche Bank AG, Jakarta                   (1) Bank Indonesia
                                                             (2) PT Kustodian Sentral Efek
                                                             Indonesia/PT KSEI
---------------------------------------------------------------------------------------------------------
                 Standard Chartered Bank, Jakarta            (1) Bank Indonesia
                                                             (2) PT Kustodian Sentral Efek
                                                             Indonesia/PT KSEI

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Ireland          Allied Irish Bank, PLC, Dublin              (1) The Central Bank of Ireland
                                                             Securities Settlements Office
                                                             (2)  CRESTCo Limited
---------------------------------------------------------------------------------------------------------
                 Bank of Ireland, Dublin                     (1) The Central Bank of Ireland
                                                             Securities Settlements Office
                                                             (2) CRESTCo Limited

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Israel           Bank Leumi Le-Israel B.M., Tel Aviv         The Clearing House of The Tel Aviv Stock
                                                             Exchange
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Italy            Banca Commerciale Italiana, Milan           (1) Monte Titoli, S.p.A.
                                                             (2) Banca d'Italia
---------------------------------------------------------------------------------------------------------
                 BNP Paribas Italian Branch                  (1) Monte Titoli, S.p.A.
                                                             (2) Banca d'Italia

---------------------------------------------------------------------------------------------------------
                 Citibank, N.A., Milan                       (1) Monte Titoli, S.p.A.
                                                             (2) Banca d'Italia
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                 Deutsche Bank Societa per Azioni, Milan     (1) Monte Titoli, S.p.A.
                                                             (2) Banca d'Italia
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Japan           The Bank of Tokyo Mitsubishi, Ltd., (BTM)   (1) The Japan Securities Depository Center
                                                            (2) The Bank of Japan
--------------------------------------------------------------------------------------------------------
                Dai Ichi Kangyo Bank Ltd., Tokyo            (1) The Japan Securities Depository Center
                                                            (2) The Bank of Japan
--------------------------------------------------------------------------------------------------------
                The Sumitomo Bank, Ltd., Tokyo              (1) The Japan Securities Depository Center
                                                            (2) The Bank of Japan
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Jordan          Arab Bank, PLC, Amman                       None
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Kenya           Barclays Bank of Kenya Limited, Nairobi     The Central Bank of Kenya
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Luxembourg      Banque Generale du Luxembourg, Luxembourg   None

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Malaysia        Deutsche Bank (Malaysia) Berhad, Kuala      (1) Malaysian Central Depository Sdn. Bhd.
                Lumpur                                      (2) Bank Negara Malaysia
--------------------------------------------------------------------------------------------------------
                United Overseas Bank (Malaysia) Bhd, Kuala  (1) Malaysian Central Depository Sdn. Bhd.
                Lumpur                                      (2) Bank Negara Malaysia
--------------------------------------------------------------------------------------------------------
Malta           Bank of Valletta PLC                        Malta Stock Exchange - Central Securities
                                                            Depository (C.S.D.)
--------------------------------------------------------------------------------------------------------
Mauritius       The Hongkong and Shanghai Banking           Central Depository and Settlement Co. Ltd.
                Corporation Limited, Port Louis
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
Mexico          Banco Nacional de Mexico (Banamex), Santa   (1) S.D. Indeval, S.A., de C.V.
                Fe                                          (2) Banco de Mexico
--------------------------------------------------------------------------------------------------------
                Bancomer, S.A., Institucion de Banca        (1) S.D. Indeval, S.A., de C.V.
                Multiple, Grupo Financiero, Mexico City     (2) Banco de Mexico

--------------------------------------------------------------------------------------------------------
                Citibank Mexico, S.A., Mexico City          (1) S.D. Indeval, S.A., de C.V.
                                                            (2) Banco de Mexico
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Morocco         Banque Marocaine du Commerce Exterieur,     MAROCLEAR
                Casablanca
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Netherlands     Deutsche Bank AG, Amsterdam                 Nederlands Centraal Instituut voor Giraal
                                                            Effectenverkeer B.V.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
New Zealand     National Bank of Australia Limited          New Zealand Central Securities Depository
                                                            Limited
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Norway          Den Norske Bank ASA, Oslo                   Verdipapirsentralen - The Norwegian
                                                            Central Securities Depository (VPS)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Pakistan        Deutsche Bank AG, Karachi                   The Central Depository Company of Pakistan
                                                            Limited
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Peru            Citibank, N.A., Lima                        Caja de Valores y Liquidaciones, S.A.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Philippines     Deutsche Bank AG, Manila                    (1) The Philippines Central Depository
                                                                Inc.
                                                            (2) The Registry of Scripless Securities
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Poland          Citibank Poland, S.A., Warsaw               (1) The National Depository of Securities
                                                            (2) The National Bank of Poland
--------------------------------------------------------------------------------------------------------
                Deutsche Bank Polska S.A., Warsaw           (1) The National Depository of Securities
                                                            (2) The National Bank of Poland
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Portugal        Banco Comercial Portugues, S.A., Lisbon     Central de Valores Mobiliarios
--------------------------------------------------------------------------------------------------------
                Banco Espirito Santo S.A.                   Central de Valores Mobiliarios

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Russia          ZAO Bank "Credit Suisse First Boston AO",   Vneshtorgbank
                Moscow
--------------------------------------------------------------------------------------------------------
                Deutsche Bank Ltd., Moscow                  None
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Singapore       Deutsche Bank AG, Singapore                 The Central Depository (Pte) Limited
--------------------------------------------------------------------------------------------------------
                United Overseas Bank Ltd., Singapore        The Central Depository (Pte) Limited
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Slovak Republic          Bank Austria AG Vienna                      (1) Stredisko Cennych Papierov
                                                                     (2) The National Bank of Slovakia
-----------------------------------------------------------------------------------------------------------------
                         Ceskoslovenska Obchodni Banka, A.S.,        (1) Stredisko Cennych Papierov
                         Bratislava                                  (2) The National Bank of Slovakia
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
South Africa             ABSA Bank Limited, Johannesburg             The Central Depository (Pty) Ltd.
-----------------------------------------------------------------------------------------------------------------
                         Standard Corporate and Merchant Bank.  A    The Central Depository (Pty) Ltd.
                         division of The Standard Bank of South
                         Africa
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
South Korea              Deutsche Bank AG, Seoul                     The Korean Securities Depository
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Spain                    Deutsche Bank Sociedad Anonima Espanola,    (1) Servico de Compensacion y Liquidacion
                         Barcelona                                       de Valores, S.A.
                                                                     (2) Banco de Espana
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Sri Lanka                Deutsche Bank AG, Colombo                   The Central Depository System (Pvt) Limited
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Sweden                   Svenska Handelsbanken, Stockholm            Vardepapperscentralen (PC) Swedish Central
                                                                     Securities Depository and Clearing
                                                                     Organization
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Switzerland              Credit Suisse First Boston, Zurich          SIS SEGAINTERSETTLE AG
-----------------------------------------------------------------------------------------------------------------
                         UBS AG, Zurich                              SIS SEGAINTERSETTLE AG
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Taiwan                   Deutsche Bank AG, Taipei                    The Taiwan Securities Central Depository
                                                                     Company, Ltd.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Thailand                 Deutsche Bank AG, Bangkok                   The Thailand Securities Depository Company
                                                                     Limited
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Tunisia                  Banque Internationale Arabe de Tunisie,     STICODEVAM
                         Tunis
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Turkey                   Ottoman Bank                                (1) Takasbank - ISE Settlement and Custody
                                                                         Bank Inc.
                                                                     (2) The Central Bank of Turkey
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
United Kingdom           Deutsche Bank AG, London                    (1) The Central Moneymarkets Office
                                                                     (2) CRESTCo Limited
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Venezuela       Citibank, N.A., Caracas                     (1)  The Caja Venezolana de Valores
                                                            S.A.C.A.
                                                            (2)  Banco Central de Venezuela
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Zambia          Barclays Bank of Zambia Limited, Lusaka     (1)  The LuSE Central Share Depository
                                                            Limited
                                                            (2)  The Bank of Zambia
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Zimbabwe        Barclays Bank of Zimbabwe Limited, Harare   None

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